UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2017 athenahealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33689	04-3387530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Arsenal Street, Watertown, MA 02472
(Address of principal executive office, including zip code)

Registrant’s telephone number, including area code: 617-402-1000
________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 1, 2017, the Board of Directors (the “Board”) of athenahealth, Inc. (“athenahealth”) appointed Brian McKeon to the Board. Mr. McKeon was appointed to fill a vacancy in Class III of the Board created by the Board’s decision to increase the number of directors to ten (10) in accordance with athenahealth’s Amended and Restated By-Laws. Mr. McKeon will serve for a term ending on the date of athenahealth’s 2019 annual meeting of shareholders following the fiscal year ending December 31, 2018, and until his successor is duly elected and qualified, or until his earlier resignation, death, or removal. Mr. McKeon will serve on the audit committee of the Board.
Mr. McKeon will receive athenahealth’s standard non-employee director cash and equity compensation and reimbursement of reasonable travel and other expenses. He will receive a $60,000 annual cash retainer paid in quarterly installments and an annual equity award of restricted stock units having a value of $225,000 (the “Annual Award”). In connection with his appointment, on September 1, 2017, Mr. McKeon received an equity award of restricted stock units with a fair market value of $111,575, which represents the Annual Award pro-rated for his partial year of service from September 1, 2017 to March 1, 2018. Mr. McKeon’s pro-rated Annual Award will vest in full on March 1, 2018. On September 1, 2017, Mr. McKeon also entered into athenahealth’s standard form of indemnification agreement.
A copy of the press release announcing the appointment of Mr. McKeon is attached hereto as Exhibit 99.1.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press release issued by athenahealth, Inc. on September 5, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

athenahealth, Inc.
(Registrant)
September 5, 2017	/s/ Dan Haley
Dan Haley
Senior Vice President, Chief Legal and Administrative Officer, and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by athenahealth, Inc. on September 5, 2017.